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                                                           REDACTED EXHIBIT 10.3

BMI    WEB SITE
       MUSIC PERFORMANCE AGREEMENT
http://www.bmi.com

        AGREEMENT, made on October 9, 1998, by and between BROADCAST MUSIC, INC. ("BMI"), a New York corporation with its principal offices at 320 West 57th Street, New York, New York 10019 and ARTISTDIRECT ("LICENSEE") a California (State)
(check one)   [ ] corporation
              [ ] partnership
              [ ] limited liability company
              [ ] individual d/b/a ___________________________ (complete if applicable) with its principal offices at 17835 Ventura Blvd., Suite 310, Encino, CA 91316.

        IT IS HEREBY AGREED AS FOLLOWS:

1. Definitions.

        As used in this Agreement, the following terms shall have the following respective meanings:

                (a) The "Term" of this Agreement shall mean the period from October 9, 1998 through June 30, 2000 and continuing on a year-to-year basis thereafter; provided, however, that either party may terminate the Agreement upon 60 days' prior written notice at the end of June of any year beginning with June 30, 2000.

                (b) "Web Site" shall mean an Internet computer service currently registered with Internic and known as ULTIMATE BAND LIST that LICENSEE produces and/or packages and then transmits or causes to be transmitted either directly or indirectly to persons who receive the service from the URL http://UBL.COM over the Internet by means of a personal computer or by means of another device capable of receiving Internet transmissions. LICENSEE agrees that this Agreement covers only transmissions originating from this Web Site and URL within the Territory. LICENSEE may list additional Web Sites owned, operated and/or controlled by LICENSEE on Exhibit A hereto. LICENSEE must comply separately with all reporting requirements under this Agreement for each Web Site listed on Exhibit A. References herein to Web Site shall include those additional sites listed on Exhibit A.

                (c) "Territory" shall mean the United States, its territories, commonwealths and possessions.

                (d) "Online Service" shall mean a commercial computer online information and/or entertainment programming packaging service (including, but not limited to, America Online, Microsoft Network, CompuServe and Prodigy) which may offer consumers, for a fee, access to proprietary centralized databases as well as remote sources of audio and video programming and which may provide Internet access.

                (e) "Web page" shall mean a set of associated files transferred sequentially to and rendered more or less simultaneously by a browser.



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                (f) "Page impression" shall mean a transfer request for a single web page.

                (g) "Music page" shall mean a web page which presents an icon that may be clicked on to access music or at which music is played upon loading the web page.

                (h) "Music impression" shall mean a page impression of a music page multiplied by the number of music file titles on that page either visible by means of an icon on that page or otherwise (e.g., a music page with five (5) music file titles would yield 5 music impressions whenever that page is requested).

                (i) "Gross Revenues" shall mean [***].

                (j) "Music Area Revenues" shall mean Gross Revenues multiplied by a fraction the numerator of which is the total number of music impressions for the Web Site and the denominator or which is the total number of page impressions for the Web Site.

2. Grant of Rights.

                (a) BMI hereby grants to LICENSEE, for the Term of this Agreement, a non-exclusive license to perform publicly within the Territory, in and as part of LICENSEE's Web Site transmitted or caused to be transmitted either directly or indirectly by LICENSEE over the Internet all musical works, the rights to grant public performance licenses of which BMI controls. This license shall include only public performances by transmissions originating from a server within the Territory and received by listeners via personal computers or by means of another device capable of receiving the Internet through streaming technologies as well as those transmissions that are downloaded by persons on personal computers or otherwise. This license shall not include dramatic rights or the right to perform dramatico-musical works in whole or in substantial part. In no event shall this license include transmissions to any commercial premises where LICENSEE's Web Site is used as a commercial music service (as that term is currently understood in the industry) or is performed publicly; such performances of BMI music shall be subject to appropriate separate BMI license(s).

                (b) Nothing herein shall be construed as the grant by BMI of any license in connection with any transmission which is not party of LICENSEE's Web Site transmitted or caused to be transmitted by LICENSEE and nothing herein shall be construed as authorizing LICENSEE to grant to others (including, but not limited to, online services, cable television system operators and open video systems (acting as other than Internet service providers)) any license or right to reproduce or perform publicly by any means, method or process whatsoever, any of the musical compositions licensed hereunder.

                (c) The transmission by LICENSEE of a public performance licensed hereunder may originate at any place within the Territory whether or not such place is licensed by BMI.


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                (d) This Agreement grants only public performing rights to
LICENSEE, and does not grant any reproduction, distribution, performance right in sound recordings or any other intellectual property right(s) in any musical compositions to any person or entity that may receive and/or download or otherwise store the transmission of musical works.

                (e) This Agreement only grants to LICENSEE the right to publicly perform musical works in which and to the extent BMI has been granted the public performing rights.

                (f) LICENSEE represents and warrants that it shall not offer LICENSEE's Web Site for resale by a third party as a pay or premium audio service, and that LICENSEE's Web Site shall not be packaged or included on a tier of services for additional revenues either independently or with other Web Sites by third parties. The license granted hereunder shall not extend to any such use of the Web Site.

3. License Fee.

        In consideration of the license granted herein, LICENSEE shall pay to BMI for each quarter year of the Term a license fee equal to either of the following amounts the choice between which shall be LICENSEE's:

                (a) Gross Revenues Calculation. LICENSEE shall pay to BMI [***] of LICENSEE's Gross Revenues generated by LICENSEE's Web Site during each quarter year of the Term according to the Payment Schedule set forth below ("Payment Schedule"); or

                (b) Music Area Revenues Calculation. LICENSEE shall pay to BMI the [***].

        [***]:

            Quarter                       Period Ending*                Payment Due Date*
            -------                       --------------                -----------------
             [***]                            [***]                           [***]
             [***]                            [***]                           [***]
             [***]                            [***]                           [***]
             [***]                            [***]                           [***]


4.  Minimum Fee

        Upon signing this Agreement, LICENSEE shall pay to BMI an [***]. Thereafter, LICENSEE shall pay the [***] the beginning of each calendar year by no later than January 31. The minimum fee payment will be credited against any additional fees LICENSEE shall owe to BMI above the minimum fee in the same year to which the minimum fee shall apply. Web Sites paying only the minimum fee must still furnish financial reports under Paragraph 5 per the schedule set forth above.


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5. Financial Reports and Audit.

                (a) LICENSEE shall submit to BMI separate reports as to all Gross Revenues generated by LICENSEE's Web Site as follows:


                        (i) For each quarter year to which this Agreement applies, a quarterly report, certified by an authorized representative of LICENSEE, for the Web Site, in the form substantially the same as the Web Site Music Performance License Quarterly Report Form annexed to this Agreement as Exhibit B, due at the same time as the applicable quarterly license fee on or before the thirtieth (30th) day after the end of the quarter year in accordance with the Payment Schedule set forth above in Paragraph 3. LICENSEE agrees to use software which BMI may provide to LICENSEE to prepare and deliver such reports electronically.


                        (ii) In the absence of timely filed quarterly reports as set forth above, BMI shall have the right to estimate the fees due for a given quarter year on the basis of the highest quarterly fee during the previous twelve (12) months and bill LICENSEE therefor. However, neither BMI's estimation of the fee for a reporting period nor anything else shall relieve LICENSEE of the obligation to report and make appropriate actual fee payment for the reporting period. If said quarterly estimate in the absence of a timely completed report reflects that LICENSEE's total estimated license fee for said quarter year was less than the estimated fee paid, BMI shall credit the overpayment to LICENSEE's account. If LICENSEE has submitted all contractually required prior reports and payments to BMI and this Agreement is no longer in effect, BMI shall refund the overpayment to LICENSEE.

                (b) BMI shall have the right to require that LICENSEE provide BMI with data or information as may be necessary to ascertain the license fee due hereunder.

                (c) BMI shall have the right, once with respect to each year of the Term (or portion thereof), by its duly authorized representatives, at any time during customary business hours and upon thirty (30) days' advance written notice, to examine the books and records of account of LICENSEE necessary to verify any and all statements, accounting and reports rendered and/or required by this Agreement and in order to ascertain the license fee due BMI for any unreported period. BMI shall treat as confidential all data and information coming to its attention as the result of any such examination of books and records.

                (d) In the event that BMI conducts an audit under Paragraph 5(c) and such audit reveals that LICENSEE has underpaid license fees to BMI, LICENSEE shall immediately pay the amount LICENSEE owes BMI and, in addition, if such underpayment amounts to [***] or more of LICENSEES annual fees for the audited period LICENSEE shall pay BMI a late payment charge in the amount of [***] of all monies owed commencing on the actual date such monies were due.


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6. Late Payment Charge.

        BMI may impose a late payment charge of [***] from the date payment was due on any payment that is received by BMI more than [***] after the due date.

7. Music Use Reports.

        Upon BMI's request, LICENSEE shall provide BMI with separate detailed information in electronic form from LICENSEE's log, and statistics about the transmission of all musical works on LICENSEE's Web Site. Such information shall identify the musical works by title, composer/writer, author, artist, record label, length, type of use (i.e., theme, background or feature performance) and manner of performance (i.e. instrumental or vocal) (or any other methodology agreed to by BMI and LICENSEE) and specify the number of times each musical work is transmitted and whether such transmission is streamed or downloaded. LICENSEE shall request reports from its licensors or outside producers with respect to all content provided by others and transmitted by LICENSEE as part of LICENSEE's Web Site. LICENSEE shall deliver to BMI all reports with respect to such data covering programs transmitted by LICENSEE during each calendar quarter year on or before the thirtieth day following the end of such quarter pursuant to the schedule set forth in Paragraph 3 herein. LICENSEE agrees to use software which BMI may provide to LICENSEE to prepare and deliver such reports electronically.

8. Indemnification.

        BMI shall indemnify, save and hold harmless and defend LICENSEE and its officers and employees from and against any and all claims, demands and suits that may be made or brought against them or any of them with respect to the public performance within the Territory of any Works, licensed under this Agreement; provided, however, that such indemnity shall be limited to those claims, demands or suits that are made or brought within the Territory, and provided further that such indemnity shall be limited to works which are BMI affiliated works at the time of LICENSEE's performance of such works. This indemnity shall not apply to transmissions of any musical work performed by LICENSEE after written request from BMI to LICENSEE that LICENSEE refrain from performance thereof. BMI shall, upon reasonable written request, advise LICENSEE whether particular musical works are available for performance as part of BMI's repertoire. LICENSEE shall provide the title and the writer/composer of each musical composition requested to be identified. LICENSEE agrees to give BMI immediate notice of any such claim, demand, or suit, to deliver to BMI any papers pertaining thereto, and to cooperate with BMI with respect thereto, and BMI shall have full charge of the defense of such claim, demand, or suit; provided, however, that LICENSEE may retain counsel on its behalf and at its own expense and participate in the defense of such claim, demand or suit.


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

9. Warranty: Reservation of Rights.

                (a) LICENSEE shall use its best efforts to ensure that its transmissions of musical works by means of LICENSEE's Web Site are digitally encoded to prevent the recipient of the transmission from digitally copying or transmitting the works to others.

                (b) This Agreement is experimental in nature and both parties reserve the right to reevaluate the appropriateness of the fees and terms herein for periods following the expiration of the Term.

10. Breach or Default.


        Upon any breach or default of the terms and conditions of this Agreement by LICENSEE, BMI shall have the right to cancel this Agreement, but any such cancellation shall only become effective if such breach or default continues thirty (30) days after LICENSEE's receipt of written notice thereof. The right to cancel shall be in addition to any and all other remedies which BMI may have. No waiver by BMI of full performance of this Agreement by LICENSEE in any one or more instances shall be a waiver of the right to require full and complete performance of this Agreement thereafter or of the right to cancel this Agreement in accordance with the terms of this Paragraph.


11. Arbitration.

        All disputes of any kind, nature or description arising in connection with the terms and conditions of this Agreement (except for matters within the jurisdiction of the BMI rate court) shall be submitted to arbitration in the City, County, and State of New York under the then prevailing rules of the American Arbitration Association by an arbitrator or arbitrators to be selected as follows: Each of the parties shall, by written notice to the other, have the right to appoint one arbitrator. If, within ten (10) days following the giving of such notice by one party the other shall not, by written notice, appoint another arbitrator, the first arbitrator shall be the sole arbitrator. If two arbitrators are so appointed, they shall appoint a third arbitrator. If ten (10) days elapse after the appointment of the second arbitrator and the two arbitrators are unable to agree upon the third arbitrator, then either party may, in writing, request the American Arbitration Association to appoint the third arbitrator. The award made in the arbitration shall be binding and conclusive on the parties and judgment may be, but need not be, entered in any court having jurisdiction. Such award shall include the fixing of costs, expenses, and attorneys' fees of arbitration, which shall be borne by the unsuccessful party.

12. Withdrawal of Works.

        BMI reserves the right at its discretion to withdraw from the license granted hereunder any musical work as to which legal action has been instituted or a claim made that BMI does not have the right to license the performing rights in such work or that such work infringes another composition.


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13. Notice.

        All notices and other communications between the parties hereto shall be in writing and deemed received (i) when delivered in person; (ii) upon confirmed transmission by telex or facsimile device; or (iii) five (5) days after deposited in the United States mails, postage prepaid, certified or registered mail, addressed to the other party at the address set forth below (or at such other address as such other party may supply by written notice):

              BMI                320 West 57th Street
                                 New York, New York 10019
                                 Attn: John Shaker
                                 Senior Vice President Licensing

                                 with a separate copy to:

                                 Marvin L. Berenson Esq.
                                 Senior Vice President and General Counsel

              LICENSEE:          17835 Ventura Blvd., #310
                                 -----------------------------------------------
                                 Encino, CA  91316
                                 -----------------------------------------------
                                 Attn
                                 -----------------------------------------------

                                 with a separate copy to:

                                 Tricia Halloran
                                 -----------------------------------------------
                                 Content Editor
                                 -----------------------------------------------

14. Assignment.

        This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns, but no assignment shall relieve the parties hereto of their respective obligations hereunder.

15. Entire Agreement.

        This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof. This Agreement cannot be waived, added to or modified orally and no waiver, addition or modification shall be valid unless in writing and signed by the parties. This Agreement, its validity, construction, and effect, shall be governed by the laws of the State of New York. The fact that any provisions herein are found by a court of competent jurisdiction to



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

be void or unenforceable shall not affect the validity or enforceability of any other provisions.

BROADCAST MUSIC, INC.                       Ultimate Band List
                                            ------------------------------------
                                            (Licensee)

By: /s/ Richard Conlon
   ---------------------------------
   (Signature)                              By: /s/ Steve Rennie
                                            ------------------------------------
                                            (Signature)

Richard Conlon
------------------------------------
(Print Name of Signer)                      Steve Rennie
                                            ------------------------------------
                                            (Print Name of Signer)

Vice President
Marketing & Business Development            President
Media Licensing                             ------------------------------------
------------------------------------        (Title of Signer)
(Title of Signer)

                                            PLEASE COMPLETE SHADED AREA ONLY

Please return signed agreement together with minimum fee to:

                                BMI
                                320 West 57th Street
                                New York, NY  10019
                                ATTN:  Web Site Licensing



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

                                    EXHIBIT B
--------------------------------------------------------------------------------
BMI                    WEB SITE MUSIC PERFORMANCE AGREEMENT
                         Music Area Revenues Calculation
                              QUARTERLY REPORT FORM
--------------------------------------------------------------------------------


                                 January 1-   April 1-       July 1-      October 1-
                                  March 31    June 30     September 30    December 31
Report for Calendar Quarter:        [ ]         [ ]            [ ]            [X]         1998


Company Name:            ARTISTDIRECT
                         -----------------------------
Address:                 17835 Ventura Blvd.
                         -----------------------------
                         Encino, CA  91316
                         -----------------------------
Phone #:                 818-748-8700
                         -----------------------------
Name of Web Site:        ULTIMATE BAND LIST
                         -----------------------------
URL:                     http://ubl.com
                         -----------------------------

Your Gross Revenues

    1. Subscriber Revenue (including commissions on third party transactions)   [***]
    2. Advertising Revenue (less agency commissions)                            [***]
    3. Provision of Space or Time                                               [***]
    4. Donations                                                                [***]
    5. Trade or Barter                                                          [***]
    6. Proprietary Software                                                     [***]


TOTAL GROSS REVENUES (add lines 1 through 6) [***]

       [***]          x   (       [***]         )     +      (   [***]   )            =           [***]
--------------------    ----------------------------    ---------------------------        -------------------
Total Gross Revenues    Total # of Music Impressions    Total # of Page Impressions        Music Area Revenues

LICENSEE'S TOTAL PAYMENT DUE SHALL BE THE [***].

         (a)        [***]            X     [***]      =            [***]
              -------------------                              --------------
              Music Area Revenues                              Music Area Fee



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         (b)     [***]         x   [***]    =         [***]
             --------------                       --------------
             Gross Revenues

         TOTAL PAYMENT DUE =             [***]

I hereby certify on this 9th day of October, 1998 that the above is true and correct.

BY: /s/ Steve Rennie                      Please return report and payment to:
   -------------------------------
    (Signature)

        Steve Rennie
   -------------------------------        Web Licensing
    (Print Name of Signer)                BMI
                                          320 West 57th Street, 4th Floor
                                          New York, NY  10019
        President
   -------------------------------
   (Title of Signer)

               Please e-mail any questions to weblicensing@bmi.com



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